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                                                                    Exhibit 10.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement File No. 333-7166 pertaining to the QIAGEN N.V. 1996 Employee, Director and Consultants Stock Option Plan of our report dated February 6, 2003, with respect to the consolidated financial statements of QIAGEN N.V. included in this Annual Report (Form 20-F) for the year ended December 31, 2002.

Los Angeles, California
March 28, 2003